Summary Prospectus	April 30, 2019

The Paradigm Fund
Institutional Class (KNPYX)
Important Notice: The U.S. Securities and Exchange Commission will permit funds to make shareholder reports available electronically beginning January 1, 2021. Accordingly, paper copies will no longer be mailed. Instead, at that time, Kinetics Mutual Funds, Inc. will send a notice, either by mail or e-mail, each time your fund’s updated report is available on our website www.kineticsfunds.com. Investors enrolled in electronic delivery will receive the notice by e-mail, with links to the updated report and don’t need to take any action. Investors who are not enrolled in electronic delivery by January 1, 2021 will receive the notice in the mail. All investors who prefer to receive shareholder reports in a printed format may, at any time, choose that option free of charge by calling (800) 930-3828. Your election to receive reports in printed format will apply to all funds held in Kinetics Mutual Funds, Inc.
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including the Fund’s statement of additional information and shareholder reports, online at http://kineticsfunds.com/reports.htm. You can also get this information at no cost by calling (800) 930-3828 or by sending an e-mail request to kineticsfunds@usbank.com, or from your financial intermediary. The Fund’s prospectus and statement of additional information, both dated April 30, 2019, are incorporated by reference into this Summary Prospectus.

THE PARADIGM FUND
Investment Objective
The investment objective of the Paradigm Fund is long-term growth of capital.

Fees and Expenses of the Fund
This table describes the fees and expenses you may pay if you buy and hold shares of the Paradigm Fund.

Fee Table(1)

SHAREHOLDER FEES (fees paid directly from your investment)	Institutional Class
Redemption Fee (as a percentage of amount redeemed on shares held for 30 days or less, if applicable)	2.00%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)		Institutional Class
Management Fees(1)		1.25%
Distribution (Rule 12b-1) Fees		None
Other Expenses		0.43%
Shareholder Servicing Fees	0.20%
Other Operating Expenses	0.23%
Total Annual Fund Operating Expenses		1.68%
Fee Waiver and/or Expense Reimbursements(2)		-0.24%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursements		1.44%

(1)
This table and the example below reflect the aggregate expenses of the Paradigm Fund and the Paradigm Portfolio. The management fees paid by the Paradigm Fund reflect the proportionate share of fees allocated to the Paradigm Fund from the Paradigm Portfolio.

(2)
Horizon Kinetics Asset Management LLC, the investment adviser to the Paradigm Portfolio of the Kinetics Portfolio Trust (the “Investment Adviser”), has contractually agreed to waive and/or reimburse the Paradigm Fund the portion of the shareholder servicing fee in excess of 0.05% of average daily net assets at until at least May 1, 2020. In addition, the Investment Adviser to the Paradigm Portfolio has agreed to waive management fees and reimburse Fund expenses so that Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursements do not exceed 1.44%, excluding acquired fund fees and expenses (“AFFE”). These waivers and reimbursements are in effect until May 1, 2020, and may not be terminated without the approval of the Board.

Example. This Example is intended to help you compare the cost of investing in the Paradigm Fund with the cost of investing in other mutual funds. This Example assumes that you invest $10,000 in the Paradigm Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Paradigm Fund’s operating expenses remain the same (taking into account the expense limitations only in the first year). Although your actual costs may be higher or lower, based on these assumptions your cost for the Paradigm Fund would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$147	$506	$890	$1,967

Portfolio Turnover. The Paradigm Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Paradigm Portfolio’s, and therefore the Paradigm Fund’s, performance. During the most recent fiscal year, the Paradigm Portfolio’s portfolio turnover rate was 3% of the average value of its portfolio.

Principal Investment Strategy
The Paradigm Fund is a non-diversified fund that invests all of its investable assets in the Paradigm Portfolio, a series of Kinetics Portfolios Trust. Under normal circumstances, the Paradigm Portfolio invests at least 65% of its net assets in common stocks, exchange traded funds (“ETFs”), convertible securities, warrants and other equity securities having the characteristics of common stocks (such as American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and International Depositary Receipts (“IDRs”)) of U.S. and foreign companies that the Investment Adviser believes are undervalued, that have, or are expected to soon have, high returns on equity and that are well positioned to reduce their costs, extend the reach of their distribution channels and experience significant growth in their assets or revenues. The Paradigm Portfolio will carry out its investment strategy by regarding the investments as representing fractional ownership in the underlying companies’ assets. This will allow the Paradigm Portfolio, and therefore the Paradigm Fund, to attempt to achieve its investment objective by acting as a classic value investor seeking high returns on equity, an intrinsic characteristic of the investment, not a reappraisal of a company’s stock value by the market, an external factor. The Paradigm Portfolio may also purchase and write options for hedging purposes and/or direct investment.

The Paradigm Portfolio may invest up to 20% of its total assets in convertible and non-convertible debt securities rated below investment grade, also known as junk bonds, or unrated securities that the Investment Adviser has determined to be of comparable quality. The Paradigm Portfolio may invest up to 100% of its total assets in companies located in emerging markets.

The Investment Adviser selects portfolio securities by evaluating a company’s positioning and traditional business lines as well as its ability to expand its activities or achieve competitive advantage in cost/profitability and brand image leveraging. The Investment Adviser also considers a company’s fundamentals by reviewing its balance sheets, corporate revenues, earnings and dividends. The Paradigm Portfolio may invest in companies of any size, including small and medium-size companies. Additionally, the Paradigm Portfolio may participate in securities lending arrangements up to 33-1/3% of the securities in its portfolio with brokers, dealers, and financial institutions (but not individuals) in order to increase the return on its portfolio.

The Paradigm Portfolio may invest indirectly in bitcoins exclusively through a Delaware statutory trust (“Grayscale Bitcoin Trust”) that offers exposure to bitcoin. Grayscale Bitcoin Trust offers shares on an ongoing basis through private placements pursuant to the exemption from registration provided by Rule 506(c) under Regulation D of the Securities Act of 1933, as amended. Bitcoins are a digital commodity that are not issued by a government, bank or central organization. Bitcoins exist on an online, peer-to-peer computer network (the “Bitcoin Network”) that hosts a public transaction ledger where bitcoin transfers are recorded (the “Blockchain”). Bitcoins have no physical existence beyond the record of transactions on the Blockchain. The Grayscale Bitcoin Trust invests principally in bitcoins.

The Paradigm Portfolio contributed a portion of its holdings in the Grayscale Bitcoin Trust to a wholly-owned and controlled subsidiary organized under the laws of the Cayman Islands the “Cayman Subsidiary”). The Paradigm Portfolio realized capital gain on the transfer to the extent the value of the transferred Grayscale Bitcoin Trust interest at the time of transfer exceeded its tax basis in the hands of the Paradigm Portfolio.

The Paradigm Portfolio is also the sole shareholder of a wholly owned subsidiary organized under Delaware law (the “Delaware Subsidiary”). The Paradigm Portfolio contributed a portion of its holdings in the Grayscale Bitcoin Trust to the Delaware Subsidiary. Any net gains that the Delaware Subsidiary recognizes on future sales of the contributed Grayscale Bitcoin Trust shares will be subject to federal and state corporate income tax, but the dividends that the Delaware Subsidiary pays to the Paradigm Portfolio (i.e., those gains, net of the tax paid and any other expenses of the Delaware Subsidiary, such as its management and advisory fees) will be eligible to be treated as “qualified dividend income” under the Internal Revenue Code. The Delaware Subsidiary and the Cayman Subsidiary are each referred to herein as a “Subsidiary” and collectively as “Subsidiaries.” Additional information regarding the tax treatment of the Fund is provided in the “Taxes” section of the SAI.

In the future, the Paradigm Portfolio may seek to gain additional exposure to the Grayscale Bitcoin Trust that may not produce qualifying income for the Paradigm Fund under the Internal Revenue Code. The Paradigm Portfolio will not make any additional investments in the Grayscale Bitcoin Trust if as a result of such investment, its aggregate investment in the Grayscale Bitcoin Trust, either directly or through a Subsidiary, would be more than 15% of its assets at the time of the investment.

Each Subsidiary invests primarily in the Grayscale Bitcoin Trust. The Paradigm Portfolio will invest in its Subsidiaries within the limitations of the federal tax laws, rules and regulations that apply to “regulated investment companies” (“RICs”) under Subchapter M of Subtitle A, Chapter 1, of the Internal Revenue Code (“Subchapter M”). However, the Paradigm Portfolio and each Subsidiary comply with the same fundamental investment restrictions on an aggregate basis, to the extent those restrictions are applicable to the investment activities of each Subsidiary. Each Subsidiary also complies with Section 17 of the Investment Company Act of 1940 (the “1940 Act”) relating to affiliated transactions and custody. Unlike the Paradigm Fund, each Subsidiary does not, and will not, seek to qualify as a RIC. The Paradigm Portfolio is the sole shareholder of each Subsidiary and does not expect shares of the Subsidiaries to be offered or sold to other investors.

Sell decisions are generally triggered by either adequate value being achieved, as determined by the Investment Adviser, or by an adverse change in a company’s operating performance or a deterioration of the company’s business model.  A sell trigger may also occur if the Investment Adviser discovers a new investment opportunity that it believes is more compelling and represents a greater risk reward profile than other investment(s) held by the Paradigm Portfolio.

The Paradigm Portfolio may maintain during a temporary period, which could be for a short period or a longer period lasting several years or more, of abnormal conditions, a significant portion of its total assets in cash and securities, generally considered to be cash and cash equivalents, including, but not limited to: high quality, U.S. short-term debt securities and money market instruments.  The Investment Adviser will invest in such short-term cash positions to the extent that the Investment Adviser is unable to find sufficient investments meeting its criteria and when the Investment Adviser believes the purchase of additional equity securities would not further the investment objective of the Paradigm Portfolio during such periods of time.  Additionally, to respond to adverse market, economic, political or other conditions, which may persist for short or long periods of time, the Paradigm Portfolio may invest up to 100% of its assets in the types of high quality, U.S. short-term debt securities and money market instruments described above.

If the market advances during periods when the Paradigm Portfolio is holding a large cash position, the Portfolio may not participate as much as it would have if it had been more fully invested in securities.  In the aforementioned temporary defensive periods, the Investment Adviser believes that an additional amount of liquidity in the Paradigm Portfolio is desirable both to meet operating requirements and to take advantage of new investment opportunities. When the Paradigm Portfolio holds a significant portion of assets in cash and cash equivalents, it may not meet its investment objective.

Principal Investment Risks
Investing in common stocks has inherent risks that could cause you to lose money. The principal risks of investing in the Paradigm Fund, and indirectly the Paradigm Portfolio, are listed below and could adversely affect the net asset value (“NAV”), total return and value of the Paradigm Fund, Paradigm Portfolio and your investment.

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Stock Market Risks: Stock mutual funds are subject to stock market risks and significant fluctuations in value. If the stock market declines in value, the Paradigm Portfolio, and therefore the Paradigm Fund, is likely to decline in value and you could lose money on your investment.

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Stock Selection Risks: The portfolio securities selected by the Investment Adviser may decline in value or not increase in value when the stock market in general is rising and may fail to meet the Paradigm Portfolio’s, and therefore the Paradigm Fund’s, investment objective.

ª	Liquidity Risks: The Investment Adviser may not be able to sell portfolio securities at an optimal time or price.

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Small and Medium-Size Company Risks: The Paradigm Portfolio may invest in the equity securities of small and medium-size companies. Small and medium-size companies often have narrower markets and more limited managerial and financial resources than do larger, more established companies. As a result, their performance can be more volatile and they face a greater risk of business failure, which could increase the volatility of the Paradigm Portfolio’s assets.

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Exchange-Traded Funds (ETFs) Risks: ETFs are registered investment companies whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. In general, passively-managed ETFs seek to track a specified securities index or a basket of securities that an “index provider,” such as Standard & Poor’s, selects as representative of a market, market segment or industry sector. A passively-managed ETF is designed so that its performance will correspond closely with that of the index it tracks. A leveraged ETF will engage in transactions and purchase instruments that give rise to forms of leverage, including, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, the use of when issued, delayed-delivery or forward commitment transactions or short sales.  To the extent a fund invests in ETFs that achieve leveraged exposure to their underlying indexes through the use of derivative instruments, the fund will indirectly be subject to leveraging risk. As a shareholder in an ETF, the Paradigm Portfolio will bear its pro rata portion of an ETF’s expenses, including advisory fees, in addition to its own expenses.

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Foreign Securities Risks: The Paradigm Portfolio may invest in foreign securities directly or through ADRs, GDRs and IDRs. Foreign securities can carry higher returns but involve more risks than those associated with U.S. investments. Additional risks associated with investment in foreign securities include currency fluctuations, political and economic instability, differences in financial reporting standards and less stringent regulation of securities markets.

ª	Emerging Markets Risks: The risks of foreign investments are usually much greater for the emerging markets. Investments in emerging markets may be considered speculative.

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Non-Diversification Risks: As a non-diversified investment company, the Paradigm Portfolio can invest a large percentage of its assets in a small number of issuers. As a result, a change in the value of any one investment may affect the overall value of the Paradigm Portfolio’s shares, and therefore the Paradigm Fund’s shares, more than shares of a diversified mutual fund that holds more investments.

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Interest Rate Risk: The risk that when interest rates increase, fixed-income securities held by the Paradigm Portfolio will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term fixed-income securities. It is likely there will be less governmental action in the near future to maintain low interest rates. The negative impact on fixed income securities from the resulting rate increases for that and other reasons could be swift and significant.

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Leveraging Risks: Investments in derivative instruments may give rise to a form of leverage. The Investment Adviser may engage in speculative transactions, which involve substantial risk and leverage. The use of leverage by the Investment Adviser may increase the volatility of the Paradigm Portfolio. These leveraged instruments may result in losses to the Paradigm Portfolio or may adversely affect the Paradigm Portfolio’s NAV or total return, because instruments that contain leverage are more sensitive to changes in interest rates. The Paradigm Portfolio may also have to sell assets at inopportune times to satisfy its obligations in connection with such transactions.

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Option Transaction Risks: Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks. The successful use of options depends in part on the ability of the Investment Adviser to manage future price fluctuations and the degree of correlation between the options and securities markets. By writing put options on equity securities, the Paradigm Portfolio gives up the opportunity to benefit from potential increases in the value of the common stocks above the strike prices of the written put options, but continues to bear the risk of declines in the value of its common stock portfolio. The Paradigm Portfolio will receive a premium from writing a covered call option that it retains whether or not the option is exercised. The premium received from the written options may not be sufficient to offset any losses sustained from the volatility of the underlying equity securities over time.

ª	Convertible Securities Risks: Convertible securities are subject to the risks affecting both equity and fixed income securities, including market, credit, liquidity and interest rate risk.

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Below Investment Grade Debt Securities Risks: Generally, below investment grade debt securities, i.e., junk bonds, are subject to greater credit risk, price volatility and risk of loss than investment grade securities. Junk bonds are considered to be speculative in nature.

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Management Risks: There is no guarantee that the Paradigm Fund will meet its investment objective. The Investment Adviser does not guarantee the performance of the Paradigm Fund, nor can it assure you that the market value of your investment will not decline.

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Bitcoin Risks: The value of the Paradigm Portfolio’s investment in the Grayscale Bitcoin Trust directly and indirectly through its Subsidiaries is subject to fluctuations in the value of bitcoins. The value of bitcoins is determined by the supply of and demand for bitcoins in the global market for the trading of bitcoins, which consists of transactions on electronic bitcoin exchanges (“Bitcoin Exchanges”). Pricing on Bitcoin Exchanges and other venues can be volatile and can adversely affect the value of the Grayscale Bitcoin Trust. Currently, there is relatively small use of bitcoins in the retail and commercial marketplace in comparison to the relatively large use of bitcoins by speculators, thus contributing to price volatility that could adversely affect the Paradigm Portfolio’s investment in the Grayscale Bitcoin Trust. Bitcoin transactions are irrevocable, and stolen or incorrectly transferred bitcoins may be irretrievable. As a result, any incorrectly executed bitcoin transactions could adversely affect the value of the Paradigm Portfolio’s investment in the Grayscale Bitcoin Trust. Shares of the Grayscale Bitcoin Trust may trade at a premium or discount to the net asset value of the Grayscale Bitcoin Trust.

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Regulatory Risk: Bitcoin is generally not subject to the same degree of regulation as are registered U.S. securities. The reporting, accounting and auditing standards for Bitcoin may differ from the standards for registered U.S. securities. Furthermore, countries, including the U.S., may in the future curtail or outlaw the acquisition, use or redemption of bitcoins.

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Volatility Risk: The Portfolio may have investments, including but not limited to Bitcoin, that appreciate or depreciate significantly in value over short periods of time. This may cause the Portfolio’s net asset value per share to experience significant increases or declines in value over short periods of time.

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Valuation Risk: The sales price the Portfolio could receive for any particular portfolio investment may differ from the Portfolio’s valuation of the investment, particularly for securities or other investments, such as Bitcoin, that trade in thin or volatile markets or that are valued using a fair value methodology. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them. The Portfolio’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers. Shares of Grayscale Bitcoin Trust are intended to reflect the price of bitcoin assets, less fees and expenses, and the shares currently trade at a substantial premium to the net asset value of such assets. As such, the price of Grayscale Bitcoin Trust may go down even if the price of the underlying asset, bitcoin, remains unchanged. Additionally, shares that trade at a premium mean that an investor who purchases $1 of a portfolio will actually own less than $1 in assets.

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Subsidiary Risks: By investing in its Subsidiaries, the Paradigm Portfolio is indirectly exposed to the risks associated with each Subsidiary’s investments. Those investments held by the Subsidiaries are generally similar to the investments that are permitted to be held by the Paradigm Portfolio and are subject to the same risks that would apply to similar investments if held directly by the Paradigm Portfolio. Each Subsidiary is not registered under the 1940 Act and, unless otherwise noted in this Prospectus, is not subject to all the investor protections of the 1940 Act. In addition, changes in the laws of the United States, Delaware and/or the Cayman Islands could result in the inability of the Paradigm Portfolio and/or its Subsidiaries to continue to operate and could adversely affect the Paradigm Fund’s performance.

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Tax Risks: In order to qualify as a RIC, the Paradigm Fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. Under the test regarding the source of a RIC’s income, at least 90% of the gross income of the RIC each year must be qualifying income, which consists of dividends, interest, gains on investments in securities and certain other categories of investment income. It appears to be the position of the Internal Revenue Service (“IRS”) that gain realized on bitcoin investments such as investments in the Grayscale Bitcoin Trust will not be qualifying income. The Paradigm Portfolio’s investment in each Subsidiary is expected to provide the Paradigm Fund with exposure to such bitcoin investments within the limitations of the Internal Revenue Code for qualification as a RIC because, under applicable tax rules, the income earned by each Subsidiary will flow out as qualifying income for the RIC even though the income would not be qualifying income if earned directly by the RIC or directly by an entity classified as a partnership for federal income tax purposes, such as the Paradigm Portfolio, in which the RIC invests. There is a risk, however, that the IRS might assert that the income derived from the Paradigm Portfolio’s investment in a Subsidiary will not be considered qualifying income. If the Paradigm Fund were to fail to qualify as a RIC and became subject to federal income tax, shareholders of the Paradigm Fund would be subject to diminished returns. Changes in the laws of the United States, Delaware and/or the Cayman Islands could result in the inability of the Paradigm Portfolio and/or its Subsidiaries to operate as described in this Prospectus and could adversely affect the Paradigm Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax or withholding tax on the Cayman Subsidiary. If Cayman Islands law changes such that the Cayman Subsidiary must pay Cayman Islands taxes, Paradigm Fund shareholders would likely suffer decreased investment returns.

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Sector Concentration Risk: Although the Paradigm Portfolio will not concentrate its investments in any industries, the Paradigm Portfolio may, at certain times, have concentrations in one or more sectors which may cause the Paradigm Portfolio to be more sensitive to economic changes or events occurring in those sectors. As of December 31, 2018, the Portfolio had 37.9% invested in the Petroleum and Gas sector.

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Petroleum and Gas Sector Risk: The profitability of companies in the oil and gas industry is related to worldwide energy prices, exploration costs and production spending. Companies in the oil and gas industry may be at risk for environmental damage claims and other types of litigation. Companies in the oil and gas industry may be adversely affected by: natural disasters or other catastrophes; changes in exchange rates or interest rates; prices for competitive energy services, economic conditions, tax treatment, or government regulation; government intervention; negative public perception; or unfavorable events in the regions where companies operate (e.g., expropriation, nationalization, confiscation of assets and property, imposition of restrictions on foreign investments or repatriation of capital, military coups, social or political unrest, violence or labor unrest). Companies in the oil and gas industry may have significant capital investments in, or engage in transactions involving, emerging market countries, which may heighten these risks.

Who may want to invest?
The Paradigm Fund may be appropriate for investors who:

ª	wish to invest for the long-term;

ª	want to diversify their portfolios;

ª	want to allocate some portion of their long-term investments to equity investing;

ª	are willing to accept the volatility associated with equity and Bitcoin investing; and

ª	are comfortable with the risks described herein.

Performance
The bar chart and table shown below illustrate the variability of the Paradigm Fund’s returns. The bar chart indicates the risks of investing in the Paradigm Fund by showing the changes in the Paradigm Fund’s performance from year to year (on a calendar year basis). The table shows how the Paradigm Fund’s average annual returns, before and after taxes, compare with those of the S&P 500® Index and the MSCI ACWI (All Country World Index) Index (“MSCI ACWI Index”), which represent broad measures of market performance. The past performance of the Paradigm Fund, before and after taxes, is not necessarily an indication of how the Paradigm Fund or the Paradigm Portfolio will perform in the future. Performance reflects fee waivers in effect. If fee waivers were not in place, the Paradigm Fund’s performance would be reduced. Updated performance information is available on the Fund’s website at http://www.kineticsfunds.com/ or by calling the Fund toll-free at (800) 930-3828.

The Paradigm Fund – Institutional Class
Calendar Year Returns as of 12/31

Best Quarter:	2009	Q2	32.23%
Worst Quarter:	2018	Q4	-22.88%

The Paradigm Fund’s after-tax returns as shown in the following table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your tax situation and may differ from those shown. If you own Fund shares in a tax-deferred account, such as a 401(k) plan or an individual retirement account (“IRA”), the information on after-tax returns is not relevant to your investment. The Return After Taxes on Distributions and Sale of Fund Shares is higher than other return figures when a capital loss occurs upon the redemption of Fund shares.

Average Annual Total Returns as of 12/31/2018

	1 Year	5 Years	10 Years	Since Inception (May 27, 2005)
The Paradigm Fund (KNPYX) Institutional
Return Before Taxes	-5.37%	6.06%	12.93%	7.75%
Return After Taxes on Distributions	-7.48%	5.58%	12.58%	7.47%
Return After Taxes on Distributions and Sale of Fund Shares(1)	-1.67%	4.74%	10.87%	6.44%
S&P 500® Index (reflects no deductions for fees, expenses or taxes)	-4.38%	8.49%	13.12%	7.81%
MSCI ACWI Index (reflects no deductions for fees, expenses or taxes)	-9.42%	4.26%	9.46%	5.80%

(1)
In some cases, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Return After Taxes on Distributions or Return Before Taxes due to an assumed benefit from any losses on a sale of Fund shares at the end of the measurement period.

Management
Investment Adviser. Horizon Kinetics Asset Management LLC is the Paradigm Portfolio’s investment adviser.

Portfolio Managers. The Paradigm Portfolio is managed by an investment team with Mr. Doyle, Mr. Stahl, and Mr. Bregman as the Co-Portfolio Managers. Each investment team member serves as a research analyst.

Investment team member	Primary Title	Years of Service with the Fund
Peter B. Doyle	Co-Portfolio Manager	20
Murray Stahl	Co-Portfolio Manager	20
Steven Bregman	Co-Portfolio Manager	3
James Davolos	Investment Team Member	13

Purchase and Sale of Fund Shares
You may purchase, exchange or redeem Fund shares on any business day by written request via mail (Kinetics Mutual Funds – The Paradigm Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701), by telephone at 1-800-930-3828, or through a financial intermediary. You may also purchase or redeem Fund shares by wire transfer. The minimum initial investment for both regular accounts and IRAs is $1,000,000 ($2,000 for Coverdell Education Savings Accounts). There is no minimum on subsequent investments for all account types.

Tax Information
Unless you are investing through a tax-deferred arrangement, such as a 401(k) or an IRA, the Fund’s distributions will generally be taxable to you as ordinary income or capital gains, and you will generally recognize gain or loss when you redeem shares.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and/or its Investment Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

KNPYX-04/19